Accounts and notes payable and accruals and other current liabilities - Accruals and other current liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Accounts and notes payable and accruals and other current liabilities
Customer deposits	¥ 229,356		¥ 211,938
Derivative liabilities	2,592
Others	36,059		26,572
Total	¥ 268,007	$ 38,858	¥ 238,510